EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Greg L. Armock
Greg L. Armock

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Harold J. Burns
Harold J. Burns

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Keith D. Brophy
Keith D. Brophy

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Michael Burke, Jr.
Michael Burke, Jr.

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Eric E. Burrough
Eric E. Burrough

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ David H. Bush
David H. Bush

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ David J. Churchill
David J. Churchill

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Patrick A. Cronin
Patrick A. Cronin

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Jack G. Hendon
Jack G. Hendon

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Gregory A. McConnell
Gregory A. McConnell

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Bradley F. McGinnis
Bradley F. McGinnis

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Nels W. Nyblad
Nels W. Nyblad

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Roxanne M. Page
Roxanne M. Page

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE and ADOM J. GREENLAND, or any of them, as his or her attorneys or attorney, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. 2022 Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 25, 2022	/s/ Kelly J. Potes
Kelly J. Potes